Exhibit 32.2 – Certification of E. H. (Eric) Fletcher

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Amersin Life Sciences Corporation. (the “Company”) on Form 10-KSB for the twelve month period ended January 31st, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), as Chief Executive Officer of the Company I hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ E. H. (Eric) Fletcher

E. H. (Eric) Fletcher
Chief Financial Officer
May 16, 2005

A signed original of this written statement required by Section 906 will be retained by Amersin Life Sciences Corporation and furnished to the Securities and Exchange Commission or its staff upon request.